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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2003

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                             FIRST DATA CORPORATION
             (Exact name of Registrant as Specified in Its Charter)

          Delaware                      001-11073                47-0731996
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado              80111
       (Address of Principal Executive Offices)                  (Zip Code)




Registrant's Telephone Number, Including Area Code:            (303) 967-8000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On April 1, 2003, First Data Corporation ("First Data") and Monaco Subsidiary Corporation, a wholly owned subsidiary of First Data ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Concord EFS, Inc. ("Concord"), pursuant to which Sub will be merged with and into Concord (the "Merger") and Concord will become a wholly owned subsidiary of First Data. Consummation of the Merger is subject to various conditions, including approval by the stockholders of First Data and Concord and the receipt of all requisite regulatory approvals.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     A copy of the joint press release of First Data and Concord, dated April 2, 2003, announcing the signing of the Merger Agreement is attached to this report as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) - (b) Not applicable.

(c)       Exhibits:

Exhibit
Number   Description of Exhibit
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  2.1    Agreement and Plan of Merger, dated as of April 1, 2003, among First
         Data Corporation, Monaco Subsidiary Corporation and Concord EFS, Inc.

 99.1 Press Release issued by First Data Corporation and Concord EFS, Inc. dated April 2, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FIRST DATA CORPORATION

                                       By: /s/ Stanley J. Andersen
                                           -------------------------------------
                                       Name:   Stanley J. Andersen
                                       Title:  Assistant Secretary

Date:  April 2, 2003

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                                  EXHIBIT INDEX

     The following is a list of the exhibits filed herewith.

Exhibit
Number   Description of Exhibit
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  2.1    Agreement and Plan of Merger, dated as of April 1, 2003, among First
         Data Corporation, Monaco Subsidiary Corporation and Concord EFS, Inc.

 99.1 Press Release issued by First Data Corporation and Concord EFS, Inc. dated April 2, 2003.